Exhibit 10.10

FIRST AMENDMENT TO THE
ALFALFA DISTRIBUTION AGREEMENT

This First Amendment to the Alfalfa Distribution Agreement (this "Amendment") is made this 23rd day of July, 2015, by and among Pioneer Hi-Bred International, Inc., an Iowa corporation ("Pioneer"), and S&W Seed Company, a Nevada corporation ("Company"). Pioneer and Company are collectively referred to herein as the "Parties" and each individually as a "Party".

WHEREAS, the Parties entered into that certain Alfalfa Distribution Agreement dated December 31, 2014 (the "Agreement").

WHEREAS, the Parties now wish to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

  As used in this Amendment, capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

  Section 2.3.5 of the Agreement shall be amended by deleting the text therein in its entirety and inserting the following in lieu thereof:

  On or before September 1 in each SY-1, Pioneer shall provide a conditioning request to Company that provides its then-current request for Pioneer Products by variety in substantially the form set forth on Schedule 2.3.5; provided, however, that on or before November 1 in each such SY-1, Pioneer shall have the right to amend each such conditioning request to the extent that such Pioneer Products have not yet been conditioned in the manner as originally set forth in such conditioning request; provided, further, that on or before January 1 in the Sales Year immediately following each such SY-1, Pioneer shall have the right to amend further such conditioning request to the extent that such Pioneer Products have not yet been conditioned in the manner as originally set forth in such conditioning request, as the same may have been amended. By way of example, Pioneer may request changing a previous request for bulk untreated or treated seed to fully conditioned, treated and bagged units, but may not request a change from fully conditioned, treated or untreated, bagged units to bulk conditioned units without an agreement in writing between the parties. As another example, Pioneer may request to change bulk untreated to bulk treated.

  This Amendment shall be effective as of the date first written above.

  In case of any inconsistencies between the terms and conditions contained in this Amendment and the terms and conditions contained in the Agreement, the terms and conditions of this Amendment shall control.

  Except as set forth in this Amendment, (a) all provisions of the Agreement shall remain unmodified and in full force and effect and (b) nothing contained in this Amendment shall amend, modify or otherwise affect the Agreement or any Party's rights or obligations contained therein.

  This Amendment shall be governed by the substantive laws of the State of Iowa, without regard to its conflicts of laws principles. Any controversy or claim arising out of or relating to this Amendment shall be handled in accordance with Section 7.3 of the Agreement.

  This Amendment (along with the Agreement and the other Transaction Documents (as such term is defined in the APSA)) supersedes all prior agreements between the Parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter.

  All of the terms and provisions of this Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

  This Amendment may be executed in any number of counterparts (including via facsimile or portable document format (PDF)), each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

PIONEER HI-BRED INTERNATIONAL, INC. By: /s/ Paul E. Schickler Name: Paul E. Schickler Title: President	S&W Seed Company By: /s/ Matthew K. Szot Name: Matthew K. Szot Title: CFO

[Signature Page to First Amendment to the Alfalfa Distribution Agreement]